Morgan Stanley Municipal Income Opportunities Trust
                          Item 77(O) 10F-3 Transactions
                        December 31, 2003 - May 31, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            02/20/     -     $98.94 $2,000,0  1,000,   0.05%   0.63
 State of     04                       00,      000             %     Goldman
California                             000                            Sachs &
 Various                                                             Co, Stone
 Purpose                                                                 &
 General                                                             Youngberg
Obligation                                                            LLC, AG
  Bonds                                                              Edwards &
                                                                     Sons Inc,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                     LLC, Banc
                                                                        One
                                                                      Capital
                                                                      Markets,
                                                                        Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                     CIBC World
                                                                      Markets
                                                                       Corp,
                                                                     Citigroup,
                                                                        City
                                                                      National
                                                                     Securities
                                                                     Inc, EJ De
                                                                     La Rosa &
                                                                      Co Inc,
                                                                      Fidelity
                                                                      Capital
                                                                      Markets,
                                                                       First
                                                                       Albany
                                                                      Capital,
                                                                       Great
                                                                      Pacific
                                                                     Securities
                                                                     , Grigsby
                                                                         &
                                                                     Associates
                                                                        Inc,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                        LLC,
                                                                      Jackson
                                                                     Securities
                                                                      , Janney
                                                                     Montgomery
                                                                     Scott LLC,
                                                                     JP Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                        ed,
                                                                      O'Connor
                                                                     Southwest
                                                                     Securities
                                                                      , Prager
                                                                     Sealy & Co
                                                                        LLC,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      Inc, RBC
                                                                        Dain
                                                                     Rauscher,
                                                                      Redwood
                                                                     Securities
                                                                     Group Inc,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                       s Inc,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC, UBS
                                                                     Financial
                                                                      Services
                                                                        Inc,
                                                                      Wedbush
                                                                       Morgan
                                                                     Securities
                                                                     and Wells
                                                                       Fargo
                                                                     Institutio
                                                                        nal
                                                                     Securities
                                                                        LLC